Form N-SAR

Sub-Item 77Q1(a)
Copies of any material amendments to registrant's charter or by-laws 33-63212, 811-7736

Sixteenth Amendment to Amended and Restated Trust Instrument, dated December 17, 2013, is incorporated herein by reference to Exhibit (a)(17) to Post-Effective Amendment No. 68 to Janus Aspen Series registration statement on Form N-1A, filed on February 14, 2014; accession number 0000950123-14-002718 (File No. 33-63212).